Supplement Dated September 30, 2026
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated January 31, 2026, for Thrivent Small-Mid Cap Equity ETF (the “Fund”), a series of Thrivent ETF Trust.
Effective immediately, Patrick D. Farley, CFA, has been named as a portfolio manager for the Fund. Mr. Farley is a Portfolio Manager and joined Thrivent in 2018. Mr. Farley has been an industry professional since 2018. Charles R. Miller, CFA, and Simon A. Bizien, CFA, will continue to serve as portfolio managers for the Fund.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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